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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          December 19, 2005



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     001-16317                95-4079863
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 8.01. OTHER EVENTS

     Contango Oil & Gas Company (AMEX:MCF) announced today that Freeport LNG Development, L.P. ("FLNG"), in which Contango holds a 10% limited partnership interest, has closed a $383 million private placement note issuance. Contango also announced today recent developments in its Arkansas Fayetteville Shale Play and provided an update of the Company's drilling operations in Alabama and offshore Gulf of Mexico.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

     The following is a list of exhibits  filed as part of this Form 8-K.  Where
so  indicated  by  footnote,   exhibits,   which  were  previously   filed,  are
incorporated by reference.

Exhibit No.                             Description of Document
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   99.1         Press release dated December 19, 2005.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONTANGO OIL & GAS COMPANY



Date: December 19, 2005                 By: /s/ KENNETH R. PEAK
                                            ------------------------------------
                                            Kenneth R. Peak
                                            Chairman and Chief Executive Officer









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